     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 2000

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              FINISAR CORPORATION
             (Exact name of Registrant as specified in its charter)
                           --------------------------

           DELAWARE                                     3674                    94-3038428
(State or other jurisdiction of                   (Primary Standard          (I.R.S. Employer
incorporation or organization)                       Industrial            Identification No.)
                                             Classification Code number)

                            1308 MOFFETT PARK DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                                 (408) 548-1000
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                         ------------------------------
                                 JERRY S. RAWLS
                            CHIEF EXECUTIVE OFFICER
                              FINISAR CORPORATION
                            1308 MOFFETT PARK DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                                 (408) 548-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

         DENNIS C. SULLIVAN, ESQ.                           GAVIN B. GROVER, ESQ.
            JOHN M. FOGG, ESQ.                               MATTHEW BURNS, ESQ.
            JULIE L. HSU, ESQ.                               BRIAN H. BILLS, ESQ.
     GRAY CARY WARE & FREIDENRICH LLP                      MORRISON & FOERSTER LLP
           400 HAMILTON AVENUE                                425 MARKET STREET
     PALO ALTO, CALIFORNIA 94301-1825                  SAN FRANCISCO, CALIFORNIA 94105
              (650) 328-6561                                    (415) 268-7000

                           --------------------------
          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                           --------------------------
    If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. /X/ Registration Statement File No. 333-32620

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / / _________

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / / _________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /
                           --------------------------
                        CALCULATION OF REGISTRATION FEE

                                                        PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF          AMOUNT TO BE        OFFERING PRICE     AGGREGATE OFFERING        AMOUNT OF
  SECURITIES TO BE REGISTERED       REGISTERED (1)          PER SHARE            PRICE (2)        REGISTRATION FEE
Common Stock ($0.001 value).....    805,000 shares           $100.00            $80,500,000            $21,253

(1) The Company previously registered an aggregate of $988,640,625 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-32620) for which a filing fee of $261,002 was previously paid upon the filing of such Registration Statement. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke such instruction, and it has sufficient funds in such account to cover the amount of the registration fee.
                         ------------------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO
SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-32620 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class and were included in the Prior Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Sunnyvale, State of California, on April 6, 2000.

                                                       FINISAR CORPORATION

                                                       BY:              /S/ JERRY S. RAWLS
                                                            -----------------------------------------
                                                                          Jerry S. Rawls
                                                                          PRESIDENT AND
                                                                     CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                  SIGNATURE                                  TITLE                       DATE
                  ---------                                  -----                       ----
             /s/ JERRY S. RAWLS                President and Chief Executive         April 6, 2000
    ------------------------------------         Officer (PRINCIPAL EXECUTIVE
               Jerry S. Rawls                    OFFICER)

           /s/ FRANK H. LEVINSON*              Chairman of the Board and Chief       April 6, 2000
    ------------------------------------         Technical Officer
              Frank H. Levinson

                                               Vice President, Finance, Chief        April 6, 2000
           /s/ STEPHEN K. WORKMAN                Financial Officer and Secretary
    ------------------------------------         (PRINCIPAL FINANCIAL AND
             Stephen K. Workman                  ACCOUNTING OFFICER)

            /s/ MICHAEL C. CHILD*              Director                              April 6, 2000
    ------------------------------------
              Michael C. Child

           /s/ ROGER C. FERGUSON*              Director                              April 6, 2000
    ------------------------------------
              Roger C. Ferguson

            /s/ RICHARD B. LIEB*               Director                              April 6, 2000
    ------------------------------------
               Richard B. Lieb

           /s/ LARRY D. MITCHELL*              Director                              April 6, 2000
    ------------------------------------
              Larry D. Mitchell

*By:                 /s/ JERRY S. RAWLS
             ---------------------------------
                       Jerry S. Rawls
                      ATTORNEY-IN-FACT

(1) The Power of Attorney granted by each director was filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-32620)

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                             DESCRIPTION OF DOCUMENT
---------------------                     -----------------------
          5.1           Opinion of Gray Cary Ware & Freidenrich LLP
         23.1           Consent of Ernst & Young LLP, Independent Auditors
         23.2           Consent of Gray Cary Ware & Freidenrich LLP (included in
                        Exhibit 5.1)
         24.1*          Power of Attorney

------------------------

* Incorporated by reference to the same numbered exhibit to Registrant's Registration Statement on Form S-1 (File No. 333-32620).